MORGAN STANLEY DEAN WITTER GLOBAL SHORT-TERM      TWO WORLD TRADE CENTER, NEW
INCOME FUND INC.                                  YORK, NEW YORK 10048
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1998

DEAR SHAREHOLDER:

The twelve-month period ended October 31, 1998, was a historic year for the global bond markets. During the first half of this period, Asian economic problems portended slower world economic growth and created a global preference for U.S.-dollar-denominated assets. This preference permitted yields to decline and bond prices to rise in most high-grade bond markets and caused continued strengthening of the U.S. dollar. After a market consolidation through the spring, during which market participants increasingly came to doubt whether the Asian crisis would have any lasting effect, the crisis spread. Fears grew of an implosion in the Japanese economy, a virtual collapse potentially in the Russian economy, contagion effects in most developing economies, and a consensus that even the United States and western Europe's economies would suffer a major slowdown. As a result, equity prices in most of the world's markets fell.

GLOBAL BOND MARKET OVERVIEW

During the period under review, U.S. and German government bond markets were exceptionally strong. These markets peaked when hedge funds, which had hedged their exposures to lesser credits by selling short against the U.S. and German markets, were forced out of their positions. This movement caused an explosion in yield spreads of other fixed-income securities relative to U.S. and German government bonds, accompanied by well-publicized problems among some hedge funds. Consequently, these two markets soared while other high-quality markets lagged and lesser-quality markets fell and, in some cases, plunged. During this period the U.S. dollar fell, because it was perceived to be exposed to the risks affecting its Latin American and Canadian trading partners, and it was thought that the Federal Reserve Board would be forced to cut short-term rates aggressively.

The yields on three-year U.S. Treasury notes fell to 4.36 percent by October 31, 1998, from 5.68 percent a year earlier. At the height

MORGAN STANLEY DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1998, CONTINUED

of the flight to quality in early October the yield fell to a record low of below 4 percent. Similarly, yields on three-year German government bonds fell from 4.58 percent to 3.50 percent. In Japan, bond yields fell close to zero.

In the months ahead we expect a period of greater normalcy (e.g., consolidating interest and exchange rates), allowing the spreads in high-grade securities to narrow relative to comparable U.S. and German government securities. We also expect this period to be followed by a renewed decline in global bond yields and in the U.S. dollar as the domestic economy slows and unresolved emerging market problems result in an additional disinflationary impulse affecting the global economy.

CURRENCY MARKET OVERVIEW

The transition from a flight into U.S.-dollar-denominated assets to an international shift away from them appears to have marked the end of a three-year rise in the value of the dollar relative to other major currencies. Against the deutsche mark, for example, the dollar rose from 1.73 at the end of October 1997 to around 1.89 before dropping to below 1.60 in October 1998. While all of the major currency exchange rates exhibited roughly similar performance patterns, there were some crucial differences in the underlying forces affecting these exchange rates. In the case of the deutsche mark and other major European currencies, exchange rates appeared to be driven by classical forces such as interest-rate differentials and the relative strength of the U.S. and European economies. For the Japanese yen, a growing flight of capital from Japan gave way to repatriation of it as Japanese investors became skeptical of the international financial outlook. Other major currencies (Australian, New Zealand and Canadian dollars and the Scandinavian currencies) were more affected by international commodity prices, since their economies tend to be resource based.

PERFORMANCE

For the twelve-month period ended October 31, 1998, Morgan Stanley Dean Witter Global Short-Term Income Fund posted a total return of 7.39 percent compared to
4.25 percent for the Lipper Short World Multi-Market Income Funds Average (which includes funds invested in emerging market debt that have below-investment-grade credit ratings) and 9.67 percent for the Lehman Brothers Mutual Fund Short World Multimarket Index. The accompanying chart compares the performance of the Fund with that of the Lehman index and the Lipper average.

MORGAN STANLEY DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1998, CONTINUED

PORTFOLIO STRATEGY

The evolving international situation required several strategic adjustments in the Fund's portfolio as the fiscal year progressed. Early in the year, the Fund's investments were largely focused on U.S. fixed-income securities. Then, as concerns about the Asian crisis waned, it became appropriate to shift attention to the European markets, including the United Kingdom, Italy, Spain and Denmark, and New Zealand, which had high yields. As it appeared that the Asian crisis was spreading, the Fund's assets were concentrated in the U.S. and German government markets for safety and price appreciation. Finally, toward the end of the fiscal year it became apparent that we could expect at least a temporary respite in the international situation, at which point investments were shifted to high-grade sectors that had lagged during the surge in the U.S. and German bond markets. These sectors included New Zealand dollar-denominated securities issued by the U.S. government agency FNMA with yields ranging up to 8 percent, AA-rated banks with yields up to 160 basis points more than comparable United Kingdom bonds and Greek government bonds with yields above 9 percent. As the fiscal year came to a close, each of these spreads had contracted somewhat relative to their government benchmarks.

The Fund also shifted from its policy of hedging most of its currency exposures during the early part of the fiscal year (in order to protect it from declines in the values of these currencies relative to the U.S. dollar) to one of unhedging most of

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    GROWTH OF $10,000
     ($ in Thousands)
Average Annual Total Re-
turns*
                                                 Since
1 Year                         5 Years       Inception
7.39%(1)                      6.70%(1)        6.18%(1)
4.39%(2)                      6.70%(2)        6.18%(2)
                                  FUND       LEHMAN(4)   LIPPER (5)
November-1990                  $10,000         $10,000      $10,000
October-1991                   $10,749         $10,780      $10,697
October-1992                   $11,154         $11,971      $11,028
October-1993                   $11,680         $12,762      $11,743
October-1994                   $11,756         $13,449      $11,647
October-1995                   $12,728         $15,047      $11,887
October-1996                   $14,339         $16,034      $12,868
October-1997                   $15,038         $16,237      $13,484
October-1998                $16,150(3)         $17,807      $14,057

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.

 (1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
 (2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
 (3) Closing value assuming a complete redemption on October 31, 1998.

MORGAN STANLEY DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1998, CONTINUED

 (4) The Lehman Brothers Mutual Fund Short World Multimarket Index measures the performance of all debt instruments of the United States and 12 Lehman major countries denominated in dollars with maturities of one to five years. The performance of the index does not include any expenses, fees or charges. The index is unmanaged and should not be considered an investment.
 (5) The Lipper Short World Multi-Market Income Funds Average tracks the performance of funds which primarily invest in non U.S. dollar and U.S. dollar debt instruments and, by policy, keep a dollar weighted average maturity of less than 5 years, as reported by Lipper Analytical Services.
 * The maximum contingent deferred sales charge (CDSC) is 3.0%. The CDSC declines to 0% after three years.

MORGAN STANLEY DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1998, CONTINUED

its European investments. We believe this strategy will enable the Fund to better capture currency gains if the U.S. dollar declines.

LOOKING AHEAD

On October 28, 1998, the Board of Directors of Morgan Stanley Dean Witter Global Short-Term Income Fund voted to recommend to shareholders a plan of reorganization whereby the Fund would be merged into Morgan Stanley Dean Witter World Wide Income Trust. This plan is subject to the consent of Morgan Stanley Dean Witter Global Short-Term Income Fund's shareholders at a special meeting scheduled for February, 1999. If the merger is approved, Morgan Stanley Dean Witter Global Short-Term Income Fund's assets would be combined with those of Morgan Stanley Dean Witter World Wide Income Trust. The Fund's shareholders would become shareholders of Morgan Stanley Dean Witter World Wide Income Trust, receiving Class A shares of that fund equal to the value of their holdings in Morgan Stanley Dean Witter Global Short-Term Income Fund.

A proxy statement formally detailing this proposal, including the reasons for the Directors' action, and information concerning Morgan Stanley Dean Witter World Wide Income Trust will be distributed to shareholders of the Fund in December.

In light of the proposed reorganization, the Fund suspended all new sales of its shares after the close of business on October 28, 1998. The Fund will continue to operate until the implementation of the reorganization, if approved by shareholders. In addition, shareholders' rights to redeem any or all of their Fund shares at any time will not be affected by the suspension of new sales. Also, after the close of business on October 28, 1998, the Fund stopped making payments to Morgan Stanley Dean Witter Distributors Inc., the Fund's distributor, according to its Plan of Distribution under Rule 12b-1.

Very truly yours,

        [SIGNATURE]
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

MORGAN STANLEY DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1998

 PRINCIPAL
 AMOUNT IN                                                                                   COUPON   MATURITY
 THOUSANDS                                                                                    RATE      DATE       VALUE
---------------------------------------------------------------------------------------------------------------------------
              GOVERNMENT & CORPORATE BONDS (87.3%)
              DENMARK (5.2%)
              GOVERNMENT OBLIGATIONS
 DKK   5,000  Kingdom of Denmark+..........................................................   9.00%   11/15/00  $   870,077
       8,000  Kingdom of Denmark...........................................................   8.00    03/15/06    1,535,026
                                                                                                                -----------

              TOTAL DENMARK...................................................................................    2,405,103
                                                                                                                -----------

              GERMANY (14.0%)
              GOVERNMENT OBLIGATION (11.8%)
  DEM  8,650  German Government Bond+......................................................   5.00    08/20/01    5,441,239
                                                                                                                -----------
              SMALLER BANKS (2.2%)
  GBP    300  Bayerische Hypotheken Bank+..................................................   6.75    12/30/99      502,570
         300  Bayerische VereinsBank+......................................................   7.50    12/27/00      514,079
                                                                                                                -----------
                                                                                                                  1,016,649
                                                                                                                -----------

              TOTAL GERMANY...................................................................................    6,457,888
                                                                                                                -----------

              GREECE (5.9%)
              GOVERNMENT OBLIGATION
 GRD 750,000  Greece Government Bond.......................................................   8.70    04/08/05    2,701,067
                                                                                                                -----------

              ITALY (5.1%)
              GOVERNMENT OBLIGATION
ITL 3,500,000 Italy Treasury Bond..........................................................  10.50    07/15/00    2,375,719
                                                                                                                -----------

              LUXEMBOURG (5.4%)
              EXTRA GOVERNMENTAL INSTITUTIONS - BANKS
 ECU   2,000  European Investment Bank+....................................................   6.00    04/04/01    2,496,864
                                                                                                                -----------

              NEW ZEALAND (5.8%)
              EXTRA GOVERNMENTAL INSTITUTIONS - BANKS
 NZD   5,000  International Bank for Reconstruction & Development+.........................   7.00    09/18/00    2,697,990
                                                                                                                -----------

              NORWAY (2.0%)
              GOVERNMENT OBLIGATION
 NOK   6,000  Norway Government Bond.......................................................   9.50    10/31/02      935,932
                                                                                                                -----------

              SPAIN (8.6%)
              GOVERNMENT OBLIGATION
 ESP 500,000  Spain Treasury Bond+.........................................................  12.25    03/25/00    3,964,746
                                                                                                                -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1998, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                                                   COUPON   MATURITY
 THOUSANDS                                                                                    RATE      DATE       VALUE
---------------------------------------------------------------------------------------------------------------------------
              UNITED KINGDOM (8.4%)
              MAJOR BANKS (2.0%)
  GBP    500  Union Bank of Switzerland....................................................   8.00%   01/08/07  $   908,800
                                                                                                                -----------
              SMALLER BANKS (6.4%)
         900  Halifax PLC+.................................................................   8.375   12/15/99    1,532,448
         750  Lloyds TSB Group PLC+........................................................   8.50    03/29/06    1,442,295
                                                                                                                -----------
                                                                                                                  2,974,743
                                                                                                                -----------

              TOTAL UNITED KINGDOM............................................................................    3,883,543
                                                                                                                -----------

              UNITED STATES (26.9%)
              MAJOR BANKS (3.9%)
 GBP   1,000  Morgan Guaranty Trust Co.+...................................................   7.75    12/30/03    1,769,539
                                                                                                                -----------
              GOVERNMENT AGENCIES & OBLIGATIONS (23.0%)
 NZD   4,500  Federal National Mortgage Assoc.+............................................   7.00    09/26/00    2,426,979
       3,000  Federal National Mortgage Assoc.+............................................   7.25    06/20/02    1,651,700
$      5,000  U.S. Treasury Bond *+........................................................  13.125   05/15/01    6,047,000
         500  U.S. Treasury Note+..........................................................   9.125   05/15/99      512,065
                                                                                                                -----------
                                                                                                                 10,637,744
                                                                                                                -----------

              TOTAL UNITED STATES.............................................................................   12,407,283
                                                                                                                -----------

              TOTAL GOVERNMENT & CORPORATE BONDS
              (IDENTIFIED COST $39,152,649)...................................................................   40,326,135
                                                                                                                -----------

              SHORT-TERM INVESTMENTS (14.7%)
              UNITED STATES
              TIME DEPOSITS (a) (14.3%)
              MAJOR BANKS
 GRD 761,645  Bankers Trust................................................................  11.20    11/05/98    2,710,479
  DEM  2,326  Chase Manhattan Bank.........................................................   3.50    11/05/98    1,407,090
$      2,500  Republic National Bank.......................................................   4.875   11/02/98    2,500,000
                                                                                                                -----------

              TOTAL TIME DEPOSITS
              (IDENTIFIED COST $6,446,140)....................................................................    6,617,569
                                                                                                                -----------

              GOVERNMENT AGENCY (b) (0.4%)
         200  Federal Home Loan Mortgage Corp. (AMORTIZED COST $199,970)...................   5.42    11/02/98      199,970
                                                                                                                -----------

              TOTAL SHORT-TERM INVESTMENTS
              (IDENTIFIED COST $6,646,110)....................................................................    6,817,539
                                                                                                                -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1998, CONTINUED

                                                                                                        VALUE
-----------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS
(IDENTIFIED COST $45,798,759) (c)..........................................................  102.0 % $ 47,143,674

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS.............................................   (2.0)      (937,479)
                                                                                             ------  ------------

NET ASSETS.................................................................................  100.0 % $ 46,206,195
                                                                                             ------  ------------
                                                                                             ------  ------------

---------------------

 + Some or all of these securities are segregated in connection with open forward foreign currency contracts.
 * The market value of securities pledged to cover margin requirements for open futures contracts is $8,500.
(a)  Subject to withdrawal restrictions until maturity.
(b) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $1,460,929 and the aggregate gross unrealized depreciation is $116,014, resulting in net unrealized appreciation of $1,344,915.

FUTURES CONTRACTS OPEN AT OCTOBER 31, 1998:

                                                                     UNDERLYING
                                                                     FACE
 NUMBER OF                DESCRIPTION, DELIVERY MONTH,                AMOUNT     UNREALIZED
 CONTRACTS                          AND YEAR                         AT VALUE       LOSS
---------------------------------------------------------------------------------------------
   10         U.S. Treasury Note December/1998                       $1,146,406    ($6,406)
                                                                     --------    -------
                                                                     --------    -------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1998, CONTINUED

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT OCTOBER 31, 1998:

                                                       UNREALIZED
     CONTRACTS               IN           DELIVERY    APPRECIATION
    TO DELIVER          EXCHANGE FOR        DATE     (DEPRECIATION)
-------------------------------------------------------------------
   GBP    1,200,000     $      1,996,320  11/09/98   $    (12,560)
   GBP      563,000     $        959,071  11/16/98         16,939
   NZD    3,200,000     $      1,574,400  11/30/98       (119,723)
   NZD    6,200,000     $      3,300,136  12/02/98         17,608
   DEM    1,966,000     $      1,204,841  12/03/98         13,673
   GBP    1,100,000     $      1,839,200  12/07/98            425
   NOK    6,800,000     $        917,060  12/07/98        (11,056)
   GBP    1,090,000     $      1,822,306  12/08/98            327
   NZD    2,100,000     $      1,105,629  12/09/98         (6,391)
   NZD      900,000     $        473,850  12/09/98         (2,730)
  $       1,204,275      CHF   1,600,000  12/15/98        (15,032)
   DEM    4,543,000     $      2,759,438  12/15/98          5,303
                                                     --------------
      Net unrealized depreciation..................  $   (113,217)
                                                     --------------
                                                     --------------

CURRENCY ABBREVIATIONS:

GBP        British Pound.
DKK        Danish Krone.
DEM        German Deutschemark.
GRD        Greek Drachma.
ITL        Italian Lira.
ECU        European Currency Unit.
NZD        New Zealand Dollar.
NOK        Norwegian Krone.
ESP        Spanish Peseta.
CHF        Swiss Franc.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1998

ASSETS:
Investments in securities, at value
  (identified cost $45,798,759)................................................................  $47,143,674
Unrealized appreciation on open forward foreign currency contracts.............................       54,275
Cash...........................................................................................       14,833
Receivable for:
    Interest...................................................................................    1,525,971
    Compensated forward foreign currency contracts.............................................       15,251
Prepaid expenses and other assets..............................................................       36,383
                                                                                                 -----------

     TOTAL ASSETS..............................................................................   48,790,387
                                                                                                 -----------

LIABILITIES:
Unrealized depreciation on open forward foreign currency contracts.............................      167,492
Payable for:
    Investments purchased......................................................................    1,270,988
    Capital stock repurchased..................................................................      474,839
    Compensated forward foreign currency contracts.............................................      463,264
    Plan of distribution fee...................................................................       28,296
    Investment management fee..................................................................       22,890
    Dividends to shareholders..................................................................       22,589
    Variation margin...........................................................................        6,875
Accrued expenses and other payables............................................................      126,959
                                                                                                 -----------

     TOTAL LIABILITIES.........................................................................    2,584,192
                                                                                                 -----------

     NET ASSETS................................................................................  $46,206,195
                                                                                                 -----------
                                                                                                 -----------

COMPOSITION OF NET ASSETS:
Paid-in-capital................................................................................  $52,292,963
Net unrealized appreciation....................................................................    1,229,765
Accumulated undistributed net investment income................................................       54,408
Accumulated net realized loss..................................................................   (7,370,941)
                                                                                                 -----------

     NET ASSETS................................................................................  $46,206,195
                                                                                                 -----------
                                                                                                 -----------

NET ASSET VALUE PER SHARE,
  5,158,582 SHARES OUTSTANDING (500,000,000 SHARES AUTHORIZED OF $.01 PAR VALUE)...............        $8.96
                                                                                                 -----------
                                                                                                 -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1998

NET INVESTMENT INCOME:

INTEREST INCOME.................................................................................  $4,142,260
                                                                                                  ----------

EXPENSES
Plan of distribution fee........................................................................     393,364
Investment management fee.......................................................................     290,606
Professional fees...............................................................................      72,079
Transfer agent fees and expenses................................................................      71,658
Registration fees...............................................................................      48,696
Shareholder reports and notices.................................................................      47,054
Custodian fees..................................................................................      20,725
Directors' fees and expenses....................................................................      16,490
Other...........................................................................................      11,252
                                                                                                  ----------

     TOTAL EXPENSES.............................................................................     971,924
                                                                                                  ----------

     NET INVESTMENT INCOME......................................................................   3,170,336
                                                                                                  ----------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
    Investments.................................................................................    (271,026)
    Futures contracts...........................................................................     242,948
    Foreign exchange transactions...............................................................    (504,636)
                                                                                                  ----------

     NET LOSS...................................................................................    (532,714)
                                                                                                  ----------
Net change in unrealized appreciation/depreciation on:
    Investments.................................................................................     937,504
    Futures contracts...........................................................................      (6,406)
    Translation of forward foreign currency contracts, other assets and liabilities denominated
      in foreign currencies.....................................................................     (72,298)
                                                                                                  ----------

     NET APPRECIATION...........................................................................     858,800
                                                                                                  ----------

     NET GAIN...................................................................................     326,086
                                                                                                  ----------

NET INCREASE....................................................................................  $3,496,422
                                                                                                  ----------
                                                                                                  ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                                         FOR THE YEAR        FOR THE YEAR
                                                                                             ENDED               ENDED
                                                                                       OCTOBER 31, 1998    OCTOBER 31, 1997
----------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income................................................................     $ 3,170,336         $ 4,132,653
Net realized loss....................................................................        (532,714)            (14,226)
Net change in unrealized appreciation................................................         858,800            (939,280)
                                                                                       -----------------   -----------------

     NET INCREASE....................................................................       3,496,422           3,179,147

Dividends from net investment income.................................................      (3,004,055)         (8,518,932)
Net decrease from capital stock transactions.........................................     (15,663,860)        (13,908,008)
                                                                                       -----------------   -----------------

     NET DECREASE....................................................................     (15,171,493)        (19,247,793)

NET ASSETS:
Beginning of period..................................................................      61,377,688          80,625,481
                                                                                       -----------------   -----------------

     END OF PERIOD
    (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $54,408 AND DIVIDENDS IN EXCESS
    OF NET INVESTMENT INCOME OF $453,928, RESPECTIVELY)..............................     $46,206,195         $61,377,688
                                                                                       -----------------   -----------------
                                                                                       -----------------   -----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1998

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Global Short-Term Income Fund Inc. (the "Fund"), formerly Dean Witter Global Short-Term Income Fund Inc., is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is to achieve as high a level of current income as is consistent with prudent investment risk. The Fund was incorporated in Maryland on August 2, 1990 and commenced operations on November 1, 1990.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) all portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) futures contracts are valued at the latest sale price on the commodities exchange on which they trade unless the Directors determine that such price does not reflect their market value, in which case they will be valued at fair value as determined by the Directors; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), formerly Dean Witter InterCapital Inc., that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Directors. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

MORGAN STANLEY DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1998, CONTINUED

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. FUTURES CONTRACTS -- A futures contract is an agreement between two parties to buy and sell financial instruments at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract which is known as variation margin. Such receipts or payments are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

E. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

MORGAN STANLEY DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1998, CONTINUED

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. PLAN OF REORGANIZATION

On October 29, 1998, the Board of Directors of the Fund and the Trustees of Morgan Stanley Dean Witter World Wide Income Trust ("World Wide Income") approved a reorganization plan ("the Plan") whereby the Fund would be merged into World Wide Income. The Plan is subject to the consent of the Fund's shareholders. If approved, the assets of the Fund would be combined with the assets of World Wide Income and shareholders of the Fund would become Class A shareholders of World Wide Income, receiving Class A shares of World Wide Income equal to the value of their holdings in the Fund. In connection with the proposed merger, the Directors agreed to suspend the sale of the Fund's shares, excluding the reinvestment of dividends by shareholders who had elected that option, effective October 29, 1998. As a result of this suspension, the Directors also determined that the payment of the plan of distribution fees would be terminated.

3. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.55% to the portion of the daily net assets not exceeding $500 million and 0.50% to the portion of the daily net assets exceeding $500 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of

MORGAN STANLEY DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1998, CONTINUED

all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

4. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 0.75% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gains distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. As discussed in Note 2, effective October 29, 1998 in connection with the proposed reorganization, the Fund ceased making payments under the Plan. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the plan to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed distribution expenses.

Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Directors will

MORGAN STANLEY DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1998, CONTINUED

consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $7,825,403 at October 31, 1998. The Directors have determined that the Fund would not be liable for such excess amounts.

The Distributor has informed the Fund that for the year ended October 31, 1998, it received $18,201 in contingent deferred sales charges from certain redemptions of the Fund's shares.

5. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1998 aggregated $157,970,692 and $163,514,372, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $71,961,197 and $78,972,165, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At October 31, 1998, the Fund had transfer agent fees and expenses payable of approximately $1,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 1998 included in Directors' fees and expenses in the Statement of Operations amounted to $2,945. At October 31, 1998, the Fund had an accrued pension liability of $46,578 which is included in accrued expenses in the Statement of Assets and Liabilities.

6. CAPITAL STOCK

Transactions in capital stock were as follows:

                                                                           FOR THE YEAR                  FOR THE YEAR
                                                                              ENDED                         ENDED
                                                                         OCTOBER 31, 1998              OCTOBER 31, 1997
                                                                   ----------------------------   --------------------------
                                                                     SHARES          AMOUNT         SHARES         AMOUNT
                                                                   -----------   --------------   -----------   ------------
Sold.............................................................   12,910,301   $  112,839,530    18,695,388   $166,394,203
Reinvestment of dividends........................................      205,482        1,790,295       566,141      5,089,726
                                                                   -----------   --------------   -----------   ------------
                                                                    13,115,783      114,629,825    19,261,529    171,483,929
Repurchased......................................................  (14,918,238)    (130,293,685)  (20,837,578)  (185,391,937)
                                                                   -----------   --------------   -----------   ------------
Net decrease.....................................................   (1,802,455)  $  (15,663,860)   (1,576,049)  $(13,908,008)
                                                                   -----------   --------------   -----------   ------------
                                                                   -----------   --------------   -----------   ------------

MORGAN STANLEY DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1998, CONTINUED

7. FEDERAL INCOME TAX STATUS

At October 31, 1998, the Fund had a net capital loss carryover of approximately $7,416,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through October 31 of the following years:

                AMOUNTS IN THOUSANDS
-----------------------------------------------------
  2001       2002       2003       2005       2006
---------  ---------  ---------  ---------  ---------
$     741  $   4,853  $   1,162  $     214  $     446
---------  ---------  ---------  ---------  ---------
---------  ---------  ---------  ---------  ---------

As of October 31, 1998, the Fund had temporary book/tax differences primarily attributable to the mark-to-market of open forward foreign currency exchange contracts and compensated forward foreign currency exchange contracts and permanent book/tax differencees attributable to foreign currency gains. To reflect reclassifications arising from the permanent differences, accumulated net realized loss was charged and accumulated undistributed net invesment income was credited $342,055.

8. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage its foreign currency exposure or to sell, for a fixed amount of U.S. dollars or other currency, the amount of foreign currency approximating the value of some or all of its holdings denominated in such foreign currency or an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of its holdings to be hedged. Additionally, when the Investment Manager anticipates purchasing securities at some time in the future, the Fund may enter into a forward contract to purchase an amount of currency equal to some or all the value of the anticipated purchase for a fixed amount of U.S. dollars or other currency.

To hedge against adverse interest rate, foreign currency and market risks, the Fund may enter into forward written options on interest rate futures and interest rate futures contracts ("derivative investments").

Forward contracts and derivative instruments involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At October 31, 1998, there were outstanding forward contracts used to facilitate settlement of foreign currency denominated portfolio transactions and to manage foreign currency exposure.

At October 31, 1998, the Fund held a concentration of investments in securities of issuers in the banking industry representing 40.0% of the Fund's net assets.

MORGAN STANLEY DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of capital stock outstanding throughout each period:

                                      FOR THE YEAR ENDED OCTOBER 31
                   -------------------------------------------------------------------
                      1998         1997         1996          1995           1994
--------------------------------------------------------------------------------------

PER SHARE OPERATING
PERFORMANCE:

Net asset value,
 beginning of
 period..........    $    8.82    $    9.44    $    8.89     $     8.73     $     9.23
                   -----------  -----------  -----------         ------         ------

Net investment
 income..........         0.51         0.52         0.61           0.54           0.72
Net realized and
 unrealized gain
 (loss)..........         0.13        (0.08)        0.48           0.16          (0.66)
                   -----------  -----------  -----------         ------         ------

Total from
 investment
 operations......         0.64         0.44         1.09           0.70           0.06
                   -----------  -----------  -----------         ------         ------

Less dividends
 and
 distributions
 from:
   Net investment
   income........        (0.50)       (1.06)       (0.54)         (0.44)         (0.13)
   Paid-in-capital...     --        --           --               (0.10)         (0.43)
                   -----------  -----------  -----------         ------         ------

Total dividends
 and
 distributions...        (0.50)       (1.06)       (0.54)         (0.54)         (0.56)
                   -----------  -----------  -----------         ------         ------

Net asset value,
 end of period...    $    8.96    $    8.82    $    9.44     $     8.89     $     8.73
                   -----------  -----------  -----------         ------         ------
                   -----------  -----------  -----------         ------         ------

TOTAL INVESTMENT
RETURN+..........         7.39%        4.88%       12.66%          8.27%          0.65%

RATIOS TO AVERAGE
NET ASSETS:
Expenses.........         1.84%        1.79%        1.66%          1.68%          1.63%

Net investment
 income..........         6.00%        5.85%        6.57%          6.17%          6.35%

SUPPLEMENTAL DATA:
Net assets, end
 of period, in
 thousands.......      $46,206      $61,378      $80,625       $106,939       $170,117

Portfolio
 turnover rate...          356%         264%         138%           188%           123%

---------------------

 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER GLOBAL SHORT-TERM
INCOME FUND INC.
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF MORGAN STANLEY DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Global Short-Term Income Fund Inc. (the "Fund"), formerly Dean Witter Global Short-Term Income Fund Inc., at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

As described in Note 2 to the financial statements, the Board of Directors of the Fund approved a reorganization plan, subject to shareholder approval, whereby the Fund will be merged into Morgan Stanley Dean Witter World Wide Income Trust.

PricewaterhouseCoopers LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
NOVEMBER 20, 1998

DIRECTORS

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Rajesh K. Gupta
Vice President

Anne Pickrell
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048


This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and directors, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.







MORGAN STANLEY
DEAN WITTER
GLOBAL SHORT-TERM
INCOME FUND




[GRAPHIC]




ANNUAL REPORT
OCTOBER 31, 1998